                                                               EXHIBIT (a)(1)(B)

                             Letter of Transmittal
                       to tender Shares of Common Stock

                                      of

                              THE WMF GROUP, LTD.

                            at $8.90 Net Per Share
             pursuant to the Offer to Purchase dated May 23, 2000

                                      by

                 PRUDENTIAL MORTGAGE CAPITAL ACQUISITION CORP.

                         a wholly owned subsidiary of

                   PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC

--------------------------------------------------------------------------------
        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                 NEW YORK CITY TIME ON TUESDAY, JUNE 20, 2000,
                         UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                       The Depositary for the Offer is:

                           Wilmington Trust Company

        By Mail:                 By Facsimile             By Hand/Overnight
                                 Transmission:                Courier:
Wilmington Trust Company         (for Eligible
      P.O. Box 8861            Institutions only)     Wilmington Trust Company
     Corporate Trust            (302) 651-1079       1105 North Market Street,
       Operations                                              1st Floor
  Wilmington, DE 19885                                  Wilmington, DE 19801
                                                        Attn: Corporate Trust
                                                             Operations

                      To Confirm Facsimile Transmissions:
                       (for Eligible Institutions only)
                                (302) 651-8869

  Delivery of this Letter of Transmittal to an address, or transmission of instructions via facsimile to a number, other than as set forth above does not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  Capitalized terms used but not defined in this Letter of Transmittal shall have the meanings ascribed to them in the Offer to Purchase (as defined below).

  This Letter of Transmittal is to be used if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility pursuant to the procedures described in Section 2 of the Offer to Purchase. See Instruction 2. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date must tender their Shares in accordance with the guaranteed delivery procedures described in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please fill in exactly as
   name(s) appear(s) on         Share      Number of Shares    Number of
   Share Certificate(s)      Certificate    Represented by       Shares
(attach list if necessary)   Number(s)(1)  Certificate(s)(1)  Tendered(2)
-------------------------------------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            Total Shares Tendered
-------------------------------------------------------------------------

 (1) Need not be completed by stockholders who deliver Shares by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares representing certificates delivered to the Depositary are being tendered. See Instruction 4.

 [_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
     HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

   Number of Shares represented by lost or destroyed certificates: _________


                              BOOK-ENTRY TRANSFER

 [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution ___________________________________________

   Account Number __________________________________________________________

   Transaction Code Number _________________________________________________


                              GUARANTEED DELIVERY

 [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owners(s) _________________________________________

   Date of Execution of Notice of Guaranteed Delivery ______________________

   Name of Institution that Guaranteed Delivery ____________________________

   If delivered by book-entry transfer:

   Account Number at Book-Entry Transfer Facility __________________________

   Transaction Code Number _________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Prudential Mortgage Capital Acquisition Corp., a Delaware corporation (the "Purchaser") which is a wholly owned subsidiary of Prudential Mortgage Capital Company, LLC, a Delaware limited liability company, the above-described shares (the "Shares") of common stock, par value $.01 per share, of The WMF Group, Ltd., a Delaware corporation ("WMF"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated May 23, 2000 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

  Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after May 16, 2000), and irrevocably constitutes and appoints Wilmington Trust Company (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights), (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on WMF's books and (c) except as otherwise provided below, to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after May 16, 2000), and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all such other Shares or securities or rights).

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase this tender is irrevocable.

  The undersigned hereby irrevocably appoints David A. Twardock, Michael B. Jameson and Robert L. Fitts and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of WMF's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after May 16, 2000). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be effective) by the undersigned.

  The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Offer Price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Offer Price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that both "Special Delivery Instructions" and "Special Payment Instructions" are completed, please issue the check for the Offer Price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.


    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 5, 6 and 7)             (See Instructions 5, 6 and 7)

  To be completed ONLY if                   To be completed ONLY if
 certificates for Shares not               certificates for Shares not
 tendered or not accepted for              tendered or not accepted for
 payment and/or the check for the          payment and/or the check for the
 Offer Price of Shares accepted for        Offer Price of Shares accepted for
 payment are to be issued in the           payment are to be sent to someone
 name of someone other than the            other than the undersigned, or to
 undersigned.                              the undersigned at an address
                                           other than that above.
 Issue to:  [_] Check  [_]
 Certificate(s)                            Mail to:  [_] Check  [_]
                                           Certificate(s)
 Name ______________________________
           (Please Print)                  Name ______________________________
                                                     (Please Print)
 Address ___________________________
                                           Address ___________________________
 ___________________________________
         (Include Zip Code)                ___________________________________
                                                   (Include Zip Code)
 ___________________________________
 (Taxpayer Identification or Social
          Security Number)

                                   SIGN HERE
                   (Also Complete Substitute Form W-9 Below)

  .......................................................................

  .......................................................................
                        (Signature(s) of Stockholder(s))

  Dated: ................................................................

  (Must be signed by registered holder(s) as name(s) appear(s) on the Certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s): ..............................................................
                                 (Please Print)

  Capacity (full title): ................................................

  Address: ..............................................................
                               (Include Zip Code)

  Daytime Area Code and Telephone No.: ..................................

  Taxpayer Identification or Social Security No.: .......................
                                            (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (If Required -- See Instructions 1 and 5)

  Authorized Signature ..................................................

  Name ..................................................................
                                 (Please Print)

  Name of Firm ..........................................................

  Address ...............................................................
                               (Include Zip Code)

  Daytime Area Code and Telephone No. ...................................

  Dated: ................................................................

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Your signature on this Letter of Transmittal must be guaranteed unless (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (such participant, an "Eligible Institution"). If a signature guarantee is required, it must be provided by an Eligible Institution. See Instruction 5.

  2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer described herein (and a Book-Entry Confirmation received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures described below and in Section 2 of the Offer to Purchase.

  If your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date, your tender may be effected if all the following conditions are met:

    (i) your tender is made by or through an Eligible Institution;

    (ii) you ensure that a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by us, is received by the Depositary, as provided below, prior to the Expiration Date; and

    (iii) you ensure that the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market operated by the National Association of Securities Dealers, Inc. is open for business.

  The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

  The method of delivery of shares, the Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer facility, is at the election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached hereto.

  4. Partial Tenders (Applicable to certificated stockholders only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the Offer Price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Offer Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. Waiver of Conditions. The Purchaser reserves the right, subject to the terms and conditions contained in the Offer to Purchase and to the applicable rules and regulations of the Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

  9. 31% Backup Withholding. In order to avoid backup withholding of Federal income tax on payments of cash pursuant to the Offer, when surrendering Shares in the Offer, you must unless an exemption applies, provide the Depositary with your correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that you are not subject to backup withholding. If you do not provide your correct TIN or fail to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on you and payment of cash to you pursuant to the Offer may be subject to backup withholding of 31%.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

  You are required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to Morrow & Co., Inc. (the "Information Agent") or to Prudential Securities Incorporated (the "Dealer Manager") at their respective addresses and telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the other related materials may be obtained from the Information Agent at its address and telephone number set forth on the back cover of this Letter of Transmittal. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for copies of these documents.

  11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately following the box "Description of Shares Tendered" and indicating the number of Shares represented by lost or destroyed certificates. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with any required signature guarantees, or, in the case of a Book-Entry Transfer, an Agent's Message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered shares must be received by the Depositary or shares must be delivered pursuant to the procedures for Book-Entry Transfer, in each case prior to the Expiration Date, or the tendering stockholder must comply with the procedures for Guaranteed Delivery.

                     PAYOR'S NAME: WILMINGTON TRUST COMPANY
--------------------------------------------------------------------------------
                         PART 1--PLEASE PROVIDE YOUR
                         TIN IN THE BOX AT THE RIGHT    ----------------------
 SUBSTITUTE              AND CERTIFY BY SIGNING AND        Social Security
 Form W-9                DATING BELOW.                        Number(s)
                                                                  or
                                                        ----------------------
                                                               Taxpayer
                                                            Identification
                                                              Number(s)
                     -----------------------------------------------------------
                         Part 2--CERTIFICATIONS--Under penalties of perjury,
                         I certify that:
 Department of           (1) The number shown on this form is my correct
 the Treasury                Taxpayer Identification Number (or I am waiting
 Internal                    for a number to be issued to me) and
 Revenue Service         (2) I am not subject to backup withholding because (a)
                             I am exempt from backup withholding or (b) I have
                             not been notified by the Internal Revenue Service
                             ("IRS") that I am subject to backup withholding as
                             a result of a failure to report all interest or
                             dividends or (c) the IRS has notified me that I am
 Payer's Request for         no longer subject to backup withholding.
 Taxpayer            -----------------------------------------------------------
 Identification          CERTIFICATION INSTRUCTIONS--You must
 Number ("TIN")          cross out item (2) in Part 2 above if
                         you have been notified by the IRS that
                         you are subject to backup withholding       Part 3
                         because of under reporting interest or     Awaiting
                         dividends on your tax returns. However,     TIN [_]
                         if after being notified by the IRS that     Part 4
                         you were subject to backup withholding      Exempt
                         you received another notification from      TIN [_]
                         the IRS stating you are no longer sub-
                         ject to backup withholding, do not
                         cross out such item (2). If you are ex-
                         empt from backup withholding, check the
                         box in Part 4.

                         Signature: ______________  Date: ______
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX-PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFOR-MATION.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary, all reportable payments made to me may be subject to a 31% backup withholding tax.

 Signature _________________________      Date ______________________________
--------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

                           445 Park Avenue 5th Floor
                            New York, New York 10022
                          Call Collect (212) 754-8000
                 Banks and Brokerage Firms Call: (800) 662-5200

                    Shareholders Please Call: (800) 566-9061

                      The Dealer Manager for the Offer is:

                       Prudential Securities Incorporated
                               One New York Plaza
                            New York, New York 10292
                            Toll Free (888) 713-4198